Exhibit 99.1
MeridianLink Reports First Quarter 2022 Results
Revenue of $72.8 million grows 7% year-over-year

COSTA MESA, Calif., May 12, 2022 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the first quarter ended March 31, 2022. Additionally, MeridianLink’s Board of Directors has approved a stock repurchase program with authorization to purchase up to $75 million of common stock.
“We saw a strong start to 2022, once again exceeding guidance in Q1, with GAAP revenue up 7% year-over-year to $72.8 million, lending software solutions revenue up 14% year-over-year to $49.2 million and 47% adjusted EBITDA margins,” said Nicolaas Vlok, chief executive officer of MeridianLink. “We are seeing positive returns on our continued investments in our products and our people. In addition, we are increasing the pace of deployments going live on our platforms, while broadening our capabilities to deliver incremental value to our customers. The ongoing strong performance of our business enables us to continue to invest in value-creating projects, while opportunistically returning cash to stockholders.”

Quarterly Financial Highlights:
•Revenue of $72.8 million, an increase of 7% year-over-year
•Operating income of $14.6 million, or 20% of revenue and Non-GAAP operating profit of $20.8 million, or 29% of revenue
•Adjusted EBITDA of $34.0 million, or 47% of revenue
•Cash flow from operations of $34.9 million, and Free Cash Flow of $32.9 million

Business and Operating Highlights:
•MeridianLink completed the previously announced acquisition of StreetShares® on April 1, 2022, to enhance our ability to provide digital small business lending services to our customers.
•The Company is building a strong sales pipelines for MeridianLink Engage on the basis of triple-digit realized ROI for early adopters.
•MeridianLink released the next phase of its consumer debt optimization functionality, expanding the loan types that can be offered through these unique capabilities.
•The Company welcomed Liz Rieveley to our executive leadership team as MeridianLink’s new Chief People Officer. We expect to see acceleration in a number of people initiatives with the addition of Liz’s energy and proven leadership.

Stock Repurchase Program
Our board of directors has authorized a new stock repurchase program to acquire up to $75 million of the Company’s common stock. The program is effective immediately. Stock repurchases are subject to the Company’s discretion based on various factors, including market conditions.

Business Outlook
Based on information as of today, May 12, 2022, the Company issues second quarter financial guidance and updates full year 2022 financial guidance as follows:

Second Quarter Fiscal 2022:
•Revenue is expected to be in the range of $71.5 million to $73.5 million
•Adjusted EBITDA is expected to be in the range of $25.0 million to $27.0 million

Full Year 2022:
•Revenue is expected to be in the range of $289.0 million to $293.0 million
•Adjusted EBITDA is expected to be in the range of $112.0 million to $116.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our first quarter results today, May 12, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (877) 284-4396 from the United States and Canada or (873) 415-0298 internationally with conference ID 1295945. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Thursday, May 19, 2022, at (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 1295945.

For More Information:
Press Contacts
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2021 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting
•Non-GAAP operating income: GAAP income (loss) from operations, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income: GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation and employer payroll taxes on employee stock transactions
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)

Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, our strategic initiatives, including anticipated benefits and integration of an acquisition, our stock repurchase program, including the execution and amount of repurchases, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021, and our other SEC filings. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2022 (unaudited)	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$146,746	$113,645
Accounts receivable, net of allowance for doubtful accounts	32,160	24,913
Prepaid expenses and other current assets	10,010	9,398
Total current assets	188,916	147,956
Property and equipment, net	5,613	5,989
Right of use assets	2,311	—
Intangible assets, net	287,854	298,597
Deferred tax assets, net	1,608	4,286
Goodwill	564,799	564,799
Other assets	4,089	4,266
Total assets	$1,055,190	$1,025,893

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,555	$2,335
Accrued liabilities	25,872	24,667
Deferred revenue	29,293	14,707
Current portion of long-term debt, net of debt issuance costs	3,256	2,139
Total current liabilities	60,976	43,848
Long-term debt, net of debt issuance costs	424,712	425,371
Deferred rent	—	396
Other long-term liabilities	1,647	—
Total liabilities	487,335	469,615
Commitments and contingencies

Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at March 31, 2022 and December 31, 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 80,325,231 and 79,734,984 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	120	88
Additional paid-in capital	600,608	596,542
Accumulated deficit	(32,873)	(40,352)
Total stockholders’ equity	567,855	556,278
Total liabilities and stockholders’ equity	$1,055,190	$1,025,893

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended March 31,
	2022	2021

Revenues, net	$72,754	$67,811
Cost of revenues:
Subscription and services	21,104	16,614
Amortization of developed technology	3,434	2,862
Total cost of revenues	24,538	19,476
Gross profit	48,216	48,335
Operating expenses:
General and administrative	18,187	17,595
Research and development	8,409	6,986
Sales and marketing	4,743	3,599
Acquisition related costs	2,283	750
Total operating expenses	33,622	28,930
Operating income	14,594	19,405
Other (income) expense, net:
Other income	(163)	(20)
Interest expense, net	4,358	10,062
Total other expense, net	4,195	10,042
Income before provision for income taxes	10,399	9,363

Provision for income taxes	2,920	2,132
Net income	$7,479	$7,231

Class A preferred return	—	(8,932)
Net income (loss) attributable to common stockholders	$7,479	$(1,701)

Net income (loss) per share:
Basic	$0.09	$(0.03)
Diluted	0.09	(0.03)
Weighted average common stock outstanding:
Basic	79,974,071	51,551,231
Diluted	82,228,936	51,551,231

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Subscription fees	$63,469	$60,316
Professional services	7,112	5,491
Other	2,173	2,004
Total	$72,754	$67,811

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Lending software solutions	$49,167	$43,134
Data verification software solutions	23,587	24,677
Total (1)	$72,754	$67,811
% Growth attributable to:
Lending software solutions	9%
Data verification software	(2)%
Total % growth	7%

(1) % Revenue related to mortgage loan market:
Lending software solutions	7%	9%
Data verification software	70%	70%
Total % revenue related to mortgage loan market	28%	30%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income	$7,479	$7,231
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,905	12,351
Amortization of debt issuance costs	484	1,072
Share-based compensation expense	3,808	643
Loss on disposal of fixed assets	135	76
Loss on sublease liability	—	384
Deferred income taxes	2,679	2,064
Changes in operating assets and liabilities:
Accounts receivable	(7,248)	(8,958)
Prepaid expenses and other assets	(460)	(1,637)
Accounts payable	301	195
Accrued liabilities	194	107
Deferred revenue	14,586	15,195
Deferred rent	—	(26)
Net cash provided by operating activities	34,863	28,697
Cash flows from investing activities:
Acquisition, net of cash acquired – TazWorks, LLC	—	(85,646)
Capitalized software additions	(1,522)	(804)
Purchases of property and equipment	(419)	(245)
Net cash used in investing activities	(1,941)	(86,695)
Cash flows from financing activities:
Repurchases of Class A Units	—	(54)
Repurchases of Class B Units	—	(1,887)
Proceeds from exercise of stock options	179	—
Proceeds from long-term debt	—	100,000
Principal payments of long-term debt	—	(1,295)
Payments of debt issuance costs	—	(1,970)
Payments of Class A cumulative preferred return	—	(12)
Payments of deferred offering costs	—	(1,013)
Net cash provided by financing activities	179	93,769
Net increase in cash, cash equivalents and restricted cash	33,101	35,771
Cash, cash equivalents and restricted cash, beginning of period	113,645	39,881
Cash, cash equivalents and restricted cash, end of period	$146,746	$75,652
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$146,746	$73,510
Restricted cash	—	2,142
Cash, cash equivalents, and restricted cash	$146,746	$75,652

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$3,869	$8,973
Cash paid for income taxes	44	11
Non-cash investing and financing activities:
Initial recognition of operating lease liability	$3,372	$—
Initial recognition of operating lease right-of-use asset	2,627	—
Share-based compensation expense capitalized to software additions	79	—
Vesting of restricted stock awards and RSUs	32	—
Purchases of property and equipment included in accounts payable and accrued expenses	—	13
Deferred offering costs included in accounts payable and accrued expenses	—	222
Vesting of Class B Units	—	38

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended March 31,
	2022	2021

Operating income	$14,594	$19,405
Add: Share-based compensation expense	3,808	643
Add: Employer payroll taxes on employee stock transactions	145	—
Add: Sponsor and third-party acquisition related costs	2,288	1,373
Non-GAAP operating income	$20,835	$21,421
Non-GAAP operating margin	29%	32%

	Three Months Ended March 31,
	2022	2021

Net income	$7,479	$7,231
Add: Share-based compensation expense	3,808	643
Add: Employer payroll taxes on employee stock transactions	145	—
Add: Sponsor and third-party acquisition related costs	2,288	1,373
Non-GAAP net income	$13,720	$9,247
Non-GAAP basic net income per share	$0.17	$0.18
Non-GAAP diluted net income per share	$0.17	$0.17
Weighted average shares used to compute Non-GAAP basic net income per share	79,974,071	51,551,231
Weighted average shares used to compute Non-GAAP diluted net income per share	82,228,936	54,238,306
Non-GAAP net income margin	19%	14%

	Three Months Ended March 31,
	2022	2021

Net income	$7,479	$7,231
Interest expense	4,358	10,062
Taxes	2,920	2,132
Depreciation and amortization	12,905	12,351
Share-based compensation expense	3,808	643
Employer payroll taxes on employee stock transactions	145	—
Expenses associated with IPO	—	194
Sponsor and third-party acquisition related costs	2,288	1,373
Deferred revenue reduction from purchase accounting	62	324
Adjusted EBITDA	$33,965	$34,310
Adjusted EBITDA margin	47%	51%

	Three Months Ended March 31,
	2022	2021

Cost of revenue	$24,538	$19,476
Less: Share-based compensation expense	965	72
Less: Employer payroll taxes on employee stock transactions	54	—
Less: Amortization of developed technology	3,434	2,862
Non-GAAP cost of revenue	$20,085	$16,542
As a % of revenue	28%	24%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021

General & administrative	$18,187	$17,595
Less: Share-based compensation expense	1,381	353
Less: Employer payroll taxes on employee stock transactions	32	—
Less: Depreciation expense	561	583
Less: Amortization of intangibles	8,910	8,906
Non-GAAP general & administrative	$7,303	$7,753
As a % of revenue	10%	11%

	Three Months Ended March 31,
	2022	2021

Research and development	$8,409	$6,986
Less: Share-based compensation expense	1,077	82
Less: Employer payroll taxes on employee stock transactions	40	—
Non-GAAP research and development	$7,292	$6,904
As a % of revenue	10%	10%

	Three Months Ended March 31,
	2022	2021

Sales and marketing	$4,743	$3,599
Less: Share-based compensation expense	385	136
Less: Employer payroll taxes on employee stock transactions	19	—
Non-GAAP sales and marketing	$4,339	$3,463
As a % of revenue	6%	5%

	Three Months Ended March 31,
	2022	2021

Net cash provided by operating activities	$34,863	$28,697
Less: Capital expenditures	419	245
Less: Capitalized software	1,522	804
Free cash flow	$32,922	$27,648